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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   July 14, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

         DELAWARE                    1-7882             94-1692300
         --------                    ------             ----------
(State or other jurisdiction       (Commission        (I.R.S. Employer
      of incorporation)            File Number)      Identification No.)

           One AMD Place,
           P.O. Box 3453
       Sunnyvale, California                            94088-3453
       ---------------------                            ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number,
  including area code:                                (408) 732-2400
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Item 5.   Other Events.
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     On July 14, 1999, Advanced Micro Devices, Inc. reported sales of
$595,109,000 and net income of $79,896,000, or $0.53 per diluted share, for the second quarter, ended June 27, 1999. The results reflected an operating loss of $173 million, a one-time, after-tax gain of $259 million from the sale of Vantis Corporation, the company's programmable logic subsidiary, and restructuring and other special charges of $17.5 million. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.   Financial Statements and Exhibits.
-------   ---------------------------------

(c)  Exhibits

     99.1  Press Release dated July 14, 1999.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MICRO DEVICES, INC.


Dated: July 22, 1999                    By: /s/ FRANCIS P. BARTON
                                            ------------------------------
                                            Francis P. Barton
                                            Senior Vice President, Chief
                                            Financial Officer

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                                 Exhibit Index
                                 -------------


Exhibit Number   Exhibit
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     99.1        Press Release dated July 14, 1999.

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